UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: May 4, 2005



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 4, 2005, Simtek Corporation (the "Company") accelerated the vesting of certain unvested and out-of-the money non-qualified stock options with an exercise price per share greater than $0.62. Options to purchase approximately
1.7 million shares of the Company's common stock are now exercisable. All other terms and conditions applicable to outstanding stock option grants, including the exercise prices and number of shares subject to the accelerated options, were unchanged. The stock option agreements with respect to the accelerated options will be amended accordingly. Options held by non-employee directors were excluded from the vesting acceleration. A copy of the Company's press release announcing the acceleration of certain stock options is included herewith and attached as Exhibit 99.1.

Under the recently revised Financial Accounting Standards Board Statement No. 123, "Share-Based Payment," the Company will apply the expense recognition provisions relating to stock options beginning in the first quarter of 2006. As a result of the acceleration, the Company expects to reduce the stock option expense it otherwise would be required to record by approximately $506,000 in 2006, $215,000 in 2007, and $14,000 in 2008 on a pre-tax basis.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number    Description
     --------------    -----------

         99.1 Press release of the Company dated May 10, 2005, titled "Simtek Corporation Accelerates Vesting for Stock Options"



     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. This current report on Form 8-K and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends, and uncertainties. In particular, statements made in this report and the press release that are not historical facts (including but not limited to expectations, estimates, assumptions and projections regarding financial and tax issues) may be forward-looking statements. Actual results could differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in the Company's filings with the Securities and Exchange Commission. Many of these risk factors are outside of the Company's control, and as such, they involve risks which are not currently known to the Company that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this document are made as of the date hereof and the Company does not undertake to update its forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SIMTEK CORPORATION


                             By: /s/Harold Blomquist
                                 -----------------------------------------------
                                 Harold Blomquist, President and Chief Executive Officer


May 12, 2005

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

    99.1 Press release of the Company dated May 10, 2005, titled "Simtek Corporation Accelerates Vesting for Stock Options"